Goodwill and Intangible Assets, Net - Schedule of Estimated Future Amortization Expense Related to Finite Intangible Assets (Detail) $ in Thousands	Dec. 31, 2021 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
2022	$ 8,118
2023	7,371
2024	7,161
2025	7,066
2026	7,037
Thereafter	18,934
Total	$ 55,687